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                        SUPPLEMENT DATED JANUARY 21, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 1999

                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
                   ISSUED BY INTEGRITY LIFE INSURANCE COMPANY

On December 17, 1999, ARM Financial Group, Inc. (ARM), the parent company of Integrity Life Insurance Company and National Integrity Life Insurance Company (the INTEGRITY COMPANIES), announced that it had signed a definitive agreement whereby Western & Southern Life Insurance Company (WESTERN & SOUTHERN) would acquire the Integrity Companies. Western and Southern is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

The transaction is expected to close late in the first quarter of 2000. The acquisition of the Integrity Companies by Western & Southern is being implemented pursuant to a chapter 11 bankruptcy case filed by ARM on December 20, 1999. In addition to approval by the bankruptcy court, the closing of the transaction is subject to the approval of various state departments of insurance and other customary conditions to closing. It is anticipated that Integrity Life Insurance Company will remain under the supervision of the Ohio Department of Insurance until the closing.